                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)
                       d/b/a RELIANT ENERGY, INCORPORATED


           TEXAS                        333-69502                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                     1111 LOUISIANA
                     HOUSTON, TEXAS                          77002
        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5. OTHER EVENTS.

     Effective August 31, 2002, Reliant Energy, Incorporated ("Reliant Energy") consummated a restructuring transaction as a result of which it became an indirect wholly owned subsidiary of a new holding company, CenterPoint Energy, Inc. ("CenterPoint Energy"), and each share of common stock, without par value, of Reliant Energy was converted into one share of common stock, par value $0.01 per share, of CenterPoint Energy. CenterPoint Energy generally replicates all of the principal corporate characteristics of Reliant Energy. It is governed by the same board of directors and management, and has substantially similar charter and bylaws. The restructuring was approved by Reliant Energy's shareholders at a special meeting of the shareholders held on December 17, 2001. Also, as part of the restructuring, (i) Reliant Energy conveyed its Texas electric generation assets and certain buildings and related assets to wholly owned subsidiaries, (ii) Reliant Energy was converted into a Texas limited liability company named CenterPoint Energy Houston Electric, LLC, and
(iii) the capital stock of all of Reliant Energy's former subsidiaries (other than certain financing subsidiaries), including the subsidiaries that acquired the Texas electric generation assets and buildings and the approximately 83% ownership interest in Reliant Resources, Inc., was distributed to CenterPoint Energy. These transactions were consummated pursuant to the Texas restructuring law and Reliant Energy's plan to restructure its businesses into two distinct publicly traded companies.

     The following diagram depicts a summary overview of the current corporate organizational structure of CenterPoint Energy and its principal operating subsidiaries. Unless otherwise indicated, ownership interests shown below are 100%.


                     ORGANIZATION CHART AFTER RESTRUCTURING

                            CenterPoint Energy, Inc.
                                     d/b/a
                                Reliant Energy,
                                  Incorporated
                                       |
                                       |
        _________________________________________________________________
       |                     |                      |                    |83%
       |                     |                      |                    |
    Reliant          CenterPoint Energy            Texas              Reliant
    Energy          Houston Electric, LLC          Genco             Resources,
   Resources          (formerly Reliant           Holdings,             Inc.
     Corp.          Energy, Incorporated)           Inc.
(includes gas         (transmission and            (Texas
     LDCs)          distribution utility)        generation
                                                   assets)


     Concurrently with the restructuring and pursuant to the agreements that govern the indebtedness, CenterPoint Energy assumed, and Reliant Energy was released from, approximately $3.2 billion in principal amount of outstanding indebtedness, consisting of (i) $840 million of 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029;

(ii) installment payment obligations relating to $1.4 billion of pollution control bonds issued by various governmental authorities on behalf of Reliant Energy with interest rates ranging from 4.7% to 6.7%; (iii) $150 million of medium-term notes with an interest rate of 6.5%; and (iv) $386.6 million of junior subordinated debentures relating to the 7.20% trust preferred securities of REI Trust I, $257.7 million of junior subordinated debentures relating to the 8.125% trust preferred securities of HL&P Capital Trust I and $103.1 million of junior subordinated debentures relating to the 8.257% capital securities of HL&P Capital Trust II (collectively, the "Trust Securities") issued by Delaware business trusts sponsored by Reliant Energy (collectively, the "Trusts"), along with Reliant Energy's guarantees of the Trust Securities. Additionally, CenterPoint Energy assumed a $2.5 billion Senior A Credit Agreement, dated as of July 13, 2001 among Houston Industries FinanceCo LP, Reliant Energy and the lender parties thereto, and a $1.8 billion Senior B Credit Agreement, dated as of July 13, 2001 among Houston Industries FinanceCo LP, Reliant Energy and the lender parties thereto.

     CenterPoint Energy, with its subsidiaries, is subject to regulation as a registered holding company system under the Public Utility Holding Company Act of 1935 (the "1935 Act"). In order to enable CenterPoint Energy ultimately to satisfy the requirements for an exemption from regulation as a registered holding company under the 1935 Act, it is seeking authority to divide the gas distribution businesses conducted by Reliant Energy Resources Corp.'s three unincorporated gas distribution divisions among three separate entities. We have obtained all necessary approvals of these transactions from the public service commissions having jurisdiction over our gas distribution businesses. Although we expect the business restructuring of Reliant Energy Resources Corp. can be completed, we can provide no assurance that this will, in fact, occur, or that CenterPoint Energy will ultimately be exempt from regulation as a registered holding company under the 1935 Act.

     Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares of common stock of CenterPoint Energy, together with the associated rights to purchase preferred stock issued pursuant to the Rights Agreement, dated as of January 1, 2002 between CenterPoint Energy and JPMorgan Chase Bank, as rights agent (as it may be amended or supplemented from time to time, the "Rights Agreement"), are deemed to be registered under paragraph (b) of Section 12 of the Exchange Act.

     The shares of common stock of CenterPoint Energy issued in the restructuring were also approved for listing by the New York Stock Exchange and the Chicago Stock Exchange. CenterPoint Energy currently conducts business under the name Reliant Energy, Incorporated, and CenterPoint Energy's common stock currently trades under the symbol "REI."

     The following identifies the directors and executive officers of CenterPoint Energy and provides a description of the capital stock of CenterPoint Energy.

DIRECTORS AND OFFICERS OF CENTERPOINT ENERGY

     The directors of CenterPoint Energy and their respective classes are:

CLASS I                       CLASS II                     CLASS III
-------                       --------                     ---------
Robert J. Cruikshank          Milton Carroll               O. Holcombe Crosswell
T. Milton Honea               John T. Cater
Laree E. Perez                R. Steve Letbetter


     CenterPoint Energy's principal executive officers are:

R. Steve Letbetter......... Chairman of the Board, President and
                            Chief Executive Officer
Robert W. Harvey........... Vice Chairman
Stephen W. Naeve........... Vice Chairman
David M. McClanahan........ Vice Chairman and President and Chief
                            Operating Officer-Regulated Operations
Mark M. Jacobs............. Executive Vice President and Chief Financial Officer
Hugh Rice Kelly............ Executive Vice President, General Counsel
                            and Corporate Secretary
James S. Brian............. Senior Vice President and Chief Accounting Officer

DESCRIPTION OF CENTERPOINT ENERGY CAPITAL STOCK

     The following descriptions are summaries of material terms of the CenterPoint Energy common stock, preferred stock, articles of incorporation and bylaws. This summary is qualified by reference to the CenterPoint Energy amended and restated articles of incorporation and amended and restated bylaws, each as amended to date, copies of which have been included as exhibits hereto and are incorporated herein by reference, and by the provisions of applicable law.

     The CenterPoint Energy authorized capital stock consists of:

     o 1,000,000,000 shares of common stock, par value $0.01 per share, of which 304,120,209 shares are outstanding, and

     o 20,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are outstanding.

     A series of CenterPoint Energy preferred stock, designated Series A Preferred Stock, has been reserved for issuance upon exercise of the preferred stock purchase rights attached to each share of CenterPoint Energy common stock.

COMMON STOCK

     Voting Rights. Holders of CenterPoint Energy common stock are entitled to one vote for each share on all matters submitted to a vote of shareholders, including the election of directors. There are no cumulative voting rights. Subject to the voting rights expressly conferred under prescribed conditions to the holders of CenterPoint Energy preferred stock, the holders of CenterPoint Energy common stock possess exclusive full voting power for the election of directors and for all other purposes.

     Dividends. Subject to preferences that may be applicable to any outstanding CenterPoint Energy preferred stock, the holders of CenterPoint Energy common stock are entitled to dividends when, as and if declared by the board of directors out of funds legally available for that purpose.

     Liquidation Rights. If CenterPoint Energy is liquidated, dissolved or wound up, the holders of CenterPoint Energy common stock will be entitled to a pro rata share in any distribution to shareholders, but only after satisfaction of all of its liabilities and of the prior rights of any outstanding class of CenterPoint Energy preferred stock.

     Preemptive Rights. Holders of CenterPoint Energy common stock are not entitled to any preemptive or conversion rights or other subscription rights.

     Transfer Agent and Registrar. Our shareholder services division will serve as transfer agent and registrar for the CenterPoint Energy common stock.

     Other Provisions. There are no redemption or sinking fund provisions applicable to the CenterPoint Energy common stock. No personal liability will attach to holders of such shares under the laws of the State of Texas. Subject to the provisions of the CenterPoint Energy articles of incorporation and bylaws imposing certain supermajority voting provisions, the rights of the holders of shares of CenterPoint Energy common stock may not be modified except by a vote of at least a majority of the shares outstanding, voting together as a single class.

PREFERRED STOCK

     The CenterPoint Energy board of directors may cause CenterPoint Energy to issue preferred stock from time to time in one or more series and may fix the number of shares and the terms of each series without the approval of its shareholders. The CenterPoint Energy board of directors may determine the terms of each series, including:

     o    the designation of the series,

     o    dividend rates and payment dates,

     o    redemption rights,

     o    liquidation rights,

     o    sinking fund provisions,

     o    conversion rights,

     o    voting rights, and

     o    any other terms.

     The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of holders of CenterPoint Energy common stock. It could also affect the likelihood that holders of CenterPoint Energy common stock will receive dividend payments and payments upon liquidation.

     The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an attempt to obtain control of CenterPoint Energy. For example, if, in the exercise of its fiduciary obligations, the CenterPoint Energy board were to determine that a takeover proposal was not in the best interest of CenterPoint Energy, the board could authorize the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of the series to prevent or make the change of control transaction more difficult. Alternatively, a change of control transaction deemed by the board to be in the best interest of CenterPoint Energy could be facilitated by issuing a series of preferred stock having sufficient voting rights to provide a required percentage vote of the stockholders.

     For purposes of the rights plan described below, CenterPoint Energy's board of directors has designated a series of preferred stock to constitute the Series A Preferred Stock. For a description of the rights plan, see "Antitakeover Effects of Texas Laws and CenterPoint Energy Charter and Bylaw Provisions"
-- Shareholder Rights Plan."

ANTITAKEOVER EFFECTS OF TEXAS LAWS AND CENTERPOINT ENERGY CHARTER AND BYLAW PROVISIONS

     Some provisions of Texas law and the CenterPoint Energy articles of incorporation and bylaws could make the following more difficult:

     o    acquisition of CenterPoint Energy by means of a tender offer,

     o acquisition of control of CenterPoint Energy by means of a proxy contest or otherwise, or

     o    removal of CenterPoint Energy incumbent officers and directors.

     These provisions, as well as the CenterPoint Energy shareholder rights plan, are designed to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of CenterPoint Energy to first negotiate with its board of directors. CenterPoint Energy believes that the benefits of this increased protection give it the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure it, and that the benefits of this increased protection outweigh the disadvantages of discouraging those proposals, because negotiation of those proposals could result in an improvement of their terms.

     CHARTER AND BYLAW PROVISIONS

     Election and Removal of Directors. The exact number of members of the CenterPoint Energy board of directors will be fixed from time to time by resolution of the board of directors. The CenterPoint Energy board of directors is divided into three classes, Class I, Class II and Class III. Each class is as nearly equal in number of directors as possible. The terms of office of the directors of Class I expire at the annual meeting of shareholders in 2003, of Class II expire at the annual meeting of shareholders in 2004 and of Class III expire at the annual meeting of shareholders in 2005. At each annual meeting, the shareholders elect the number of directors equal to the number in the class whose term expires at the meeting to hold office until the third succeeding annual meeting. This system of electing and removing directors may discourage a third party from making a tender offer for or otherwise attempting to obtain control of CenterPoint Energy, because it generally makes it more difficult for shareholders to replace a majority of the directors. In addition, no director may be removed except for cause, and directors may be removed for cause only by the holders of a majority of the shares of capital stock entitled to vote at an election of directors. Any vacancy occurring on the board of directors and any newly created directorship may be filled by a majority of the remaining directors in office or by election by the shareholders.

     Shareholder Meetings. The CenterPoint Energy articles of incorporation and bylaws provide that special meetings of holders of common stock may be called only by the chairman of its board of directors, its chief executive officer, the president, the secretary or a majority of its board of directors or the holders of at least 50% of the shares outstanding and entitled to vote.

     Modification of Articles of Incorporation. In general, amendments to the articles of incorporation which are recommended by the board of directors require the affirmative vote of holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors. The provisions described above under "-- Election and Removal of Directors" and "-- Shareholder Meetings" may be amended only by the affirmative vote of holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors. The provisions described below under "-- Modification of the Bylaws" may be amended only by the affirmative vote of holders of at least 80% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors.

         Modification of Bylaws. The CenterPoint Energy board of directors has the power to alter, amend or repeal the bylaws or adopt new bylaws by the affirmative vote of at least 80% of all directors then in office at any regular or special meeting of the board of directors called for that purpose. The shareholders also have the power to alter, amend or repeal the bylaws or adopt new bylaws by the affirmative vote of holders of at least 80% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.

     Other Limitations on Shareholder Actions. The CenterPoint Energy bylaws also impose some procedural requirements on shareholders who wish to:

     o    make nominations in the election of directors,

     o    propose that a director be removed,

     o    propose any repeal or change in the bylaws, or

     o propose any other business to be brought before an annual or special meeting of shareholders.

Under these procedural requirements, a shareholder must deliver timely notice to the corporate secretary of the nomination or proposal along with evidence of:

     o    the shareholder's status as a shareholder,

     o    the number of shares beneficially owned by the shareholder,

     o a list of the persons with whom the shareholder is acting in concert, and

     o    the number of shares such persons beneficially own.

To be timely, a shareholder must deliver notice:

     o in connection with an annual meeting of shareholders, not less than 90 nor more than 180 days prior to the date on which the immediately preceding year's annual meeting of shareholders was held; provided that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the date on which the immediately preceding year's annual meeting of shareholders was held, not less than 180 days prior to such annual meeting and not later than the last to occur of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which CenterPoint Energy first makes public announcement of the date of such meeting, or

     o in connection with a special meeting of shareholders, not less than 40 nor more than 60 days prior to the date of the special meeting.

In order to submit a nomination for the board of directors, a shareholder must also submit information with respect to the nominee that CenterPoint Energy would be required to include in a proxy statement, as well as some other information. If a shareholder fails to follow the required procedures, the shareholder's nominee or proposal will be ineligible and will not be voted on by the CenterPoint Energy shareholders.

     Limitation on Liability of Directors. The CenterPoint Energy articles of incorporation provide that no director will be personally liable to it or its shareholders for monetary damages for breach of fiduciary duty as a director, except as required by law, as in effect from time to time. Currently, Texas law requires that liability be imposed for the following:

     o any breach of the director's duty of loyalty to CenterPoint Energy or its shareholders,

     o any act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of law,

     o a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of a director's office, and

     o an act or omission for which the liability of a director is expressly provided for by statute.

The CenterPoint Energy bylaws provide that CenterPoint Energy will indemnify its officers and directors and advance expenses to them in connection with proceedings and claims, to the fullest extent permitted by the Texas Business Corporation Act ("TBCA"). The bylaws authorize the board of directors of CenterPoint Energy to indemnify and advance expenses to people other than its officers and directors in certain circumstances.

     TEXAS ANTITAKEOVER LAW

     CenterPoint Energy is subject to Article 13.03 of the TBCA. That section prohibits Texas corporations from engaging in a wide range of specified transactions with any affiliated shareholder during the three-year period immediately following the affiliated shareholder's acquisition of shares. An affiliated shareholder is any person, other than the corporation and any of its wholly owned subsidiaries, that is or was within the preceding three-year period the beneficial owner of 20% or more of any class or series of stock entitled to vote generally in the election of directors. Article 13.03 may deter any potential unfriendly offers or other efforts to obtain control of CenterPoint Energy that are not approved by its board. This may deprive the shareholders of opportunities to sell shares of CenterPoint Energy common stock at a premium to the prevailing market price.

     SHAREHOLDER RIGHTS PLAN

     Each share of CenterPoint Energy common stock includes one right to purchase from CenterPoint Energy a unit consisting of one one-thousandth of a share of its Series A Preferred Stock at a purchase price of $42.50 per unit, subject to adjustment. The rights are issued pursuant the Rights Agreement. We have summarized selected portions of the Rights Agreement and the rights below. This summary is qualified by reference to the Rights Agreement, a copy of which has been included as an exhibit hereto.

     Detachment of Rights; Exercisability. The rights will attach to all certificates representing CenterPoint Energy common stock issued prior to the "release date." That date will occur, except in some cases, on the earlier of:

     o ten days following a public announcement that a person or group of affiliated or associated persons, who we refer to collectively as an "acquiring person," has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of the CenterPoint Energy common stock, or

     o ten business days following the start of a tender offer or exchange offer that would result in a person becoming an acquiring person.

The CenterPoint Energy board of directors may defer the release date in some circumstances. Also, some inadvertent acquisitions of CenterPoint Energy common stock will not result in a person becoming an acquiring person if the person promptly divests itself of sufficient common stock.

     Until the release date:

     o    common stock certificates will evidence the rights,

     o    the rights will be transferable only with those certificates,

     o new common stock certificates will contain a notation incorporating the Rights Agreement by reference, and

     o the surrender for transfer of any common stock certificate will also constitute the transfer of the rights associated with the common stock represented by the certificate.

     The rights are not exercisable until the release date and will expire at the close of business on December 31, 2011, unless CenterPoint Energy redeems or exchanges them at an earlier date as described below.

     As soon as practicable after the release date, the rights agent will mail certificates representing the rights to holders of record of common stock as of the close of business on the release date. From that date on, only separate rights certificates will represent the rights. CenterPoint Energy will also issue rights with all shares of common stock issued prior to the release date. CenterPoint Energy will also issue rights with shares of common stock issued after the release date in connection with some employee benefit plans or upon conversion of some securities. Except as otherwise determined by the CenterPoint Energy board of directors, CenterPoint Energy will not issue rights with any other shares of common stock issued after the release date.

     Flip-In Event. A flip-in event will occur under the Rights Agreement when a person becomes an acquiring person otherwise than pursuant to a "permitted offer." The Rights Agreement defines "permitted offer" as a tender or exchange offer for all outstanding shares of CenterPoint Energy common stock at a price and on terms that a majority of the independent directors of the CenterPoint Energy board of directors determines to be fair to and otherwise in the best interests of CenterPoint Energy and the best interest of its shareholders.

     If a flip-in event occurs, each right, other than any right that has become null and void as described below, will become exercisable to receive the number of shares of common stock, or in certain circumstances, cash, property or other securities, which has a "current market price" equal to two times the exercise price of the right. Please refer to the Rights Agreement for the definition of "current market price."

     Flip-Over Event. A "flip-over event" will occur under the Rights Agreement when, at any time from and after the time a person becomes an acquiring person:

     o CenterPoint Energy is acquired or it acquires such person in a merger or other business combination transaction, other than specified mergers that follow a permitted offer, or

     o 50% or more of the assets, cash flow or earning power of CenterPoint Energy is sold or transferred.

If a flip-over event occurs, each holder of a right, except rights that are voided as described below, will thereafter have the right to receive, on exercise of the right, a number of shares of common stock of the acquiring company that has a current market price equal to two times the exercise price of the right.

     When a flip-in event or a flip-over event occurs, all rights that then are, or under the circumstances the Rights Agreement specifies previously were, beneficially owned by an acquiring person or specified related parties will become null and void in the circumstances the Rights Agreement specifies.

     Series A Preferred Stock. After the release date, each right will entitle the holder to purchase a fractional share of CenterPoint Energy Series A Preferred Stock, which will be essentially the economic equivalent of one share of common stock.

     Antidilution. The number of outstanding rights associated with a share of common stock, the number of fractional shares of Series A Preferred Stock issuable upon exercise of a right and the exercise price of the right are subject to adjustment in the event of certain stock dividends on, or a subdivision, combination or reclassification of, CenterPoint Energy common stock occurring prior to the release date. The exercise price of the rights and the number of fractional shares of Series A Preferred Stock or other securities or property issuable on exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of certain transactions affecting the Series A Preferred Stock.

     With some exceptions, CenterPoint Energy will not be required to adjust the exercise price of the rights until cumulative adjustments amount to at least 1% of the exercise price. The Rights Agreement also will not require CenterPoint Energy to issue fractional shares of Series A Preferred Stock that are not integral multiples of the specified fractional share and, in lieu thereof, CenterPoint Energy will make a cash adjustment based on the market price of the Series A Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, CenterPoint Energy reserves the right to require prior to the occurrence of any flip-in event or flip-over event that, on any exercise of rights, a number of rights must be exercised so that it will issue only whole shares of Series A Preferred Stock.

     Redemption of Rights. At any time until the time a person becomes an acquiring person, CenterPoint Energy may redeem the rights in whole, but not in part at a price of $.005 per right, payable, at its option, in cash, shares of common stock or such other consideration as its board of directors may determine. Upon such redemption, the rights will terminate and the only right of the holders of rights will be to receive the $.005 redemption price.

     Exchange of Rights. At any time after the occurrence of a flip-in event and prior to a person's becoming the beneficial owner of 50% or more of the CenterPoint Energy outstanding common stock or the occurrence of a flip-over event, CenterPoint Energy may exchange the rights, other than rights owned by an acquiring person or an affiliate or an associate of an acquiring person, which will have become void, in whole or in part, at an exchange ratio of one share of common stock, and/or other equity securities deemed to have the same value as one share of common stock, per right, subject to adjustment.

     Substitution. If CenterPoint Energy has an insufficient number of authorized but unissued shares of common stock available to permit an exercise or exchange of rights upon the occurrence of a flip-in event, it may substitute certain other types of property for common stock so long as the total value received by the holder of the rights is equivalent to the value of the common stock that the shareholder would otherwise have received. CenterPoint Energy may substitute cash, property, equity securities or debt, reduce the exercise price of the rights or use any combination of the foregoing.

     No Rights as a Shareholder. Until a right is exercised, a holder of rights will have no rights to vote or receive dividends or any other rights as a holder of CenterPoint Energy common stock.

     Amendment of Terms of Rights. The CenterPoint Energy board of directors may amend any of the provisions of the Rights Agreement, other than the redemption price, at any time prior to the time a person becomes an acquiring person. Thereafter, the board of directors may only amend the Rights Agreement in order to cure any ambiguity, defect or inconsistency or to make changes that do not materially and adversely affect the interests of holders of the rights, excluding the interests of any acquiring person.

     Rights Agent. JPMorgan Chase Bank will serve as rights agent with regard to the rights.

     Anti-Takeover Effects. The rights will have anti-takeover effects. They will cause substantial dilution to any person or group that attempts to acquire CenterPoint Energy without the approval of its board of directors. As a result, the overall effect of the rights may be to make more difficult or discourage any attempt to acquire CenterPoint Energy even if such acquisition may be favorable to the interests of its shareholders. Because the CenterPoint Energy board of directors can redeem the rights or approve a permitted offer, the rights should not interfere with a merger or other business combination approved by the board of directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibits are filed herewith:

     Exhibits not incorporated by reference to a prior filing are designated by a cross (+); all exhibits not so designated are incorporated herein by reference to a prior filing of CenterPoint Energy, Inc. as indicated.

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
2(a)(1)       Agreement and Plan of Merger among Reliant         Joint Proxy                  333-69502           Annex A
              Energy, Incorporated ("REI"), CenterPoint          Statement/Prospectus
              Energy, Inc. ("CNP") and Reliant Energy            contained in
              MergerCo, Inc. dated as of October 19, 2001        Registration
                                                                 Statement on Form S-4

3(a)          Amended and Restated Articles of Incorporation     Joint Proxy                  333-69502           Annex B
              of CNP                                             Statement/Prospectus
                                                                 contained in
                                                                 Registration
                                                                 Statement on Form S-4

3(b)          Articles of Amendment to Amended and Restated      Form 10-K for the            333-69502             3.1.1
              Articles of Incorporation of CNP                   year ended
                                                                 December 31, 2001

3(c)          Amended and Restated Bylaws of CNP                 Form 10-K for the            333-69502               3.2
                                                                 year ended
                                                                 December 31, 2001

4(a)          Form of CNP Stock Certificate                      Registration                 333-69502               4.1
                                                                 Statement on Form S-4

4(b)          Statement of Resolution Establishing a Series of   Form 10-K for the            333-69502               3.3
              Shares designated Series A Preferred Stock of CNP  year ended
                                                                 December 31, 2001

4(c)          Rights Agreement dated as of January 1, 2002       Form 10-K for the            333-69502               4.2
              between CNP and JPMorgan Chase Bank, as Rights     year ended
              Agent                                              December 31, 2001

+4(d)         Fifth Supplemental Indenture dated as of August
              31, 2002, among CNP, REI and JPMorgan Chase Bank
              (supplementing the Collateral Trust Indenture dated as of September 1, 1988 pursuant to which REI's Series C Medium Term Notes were issued)

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
+4(e)         Supplemental Indenture No. 2 dated as of August
              31, 2002, among CNP, REI and JPMorgan Chase Bank
              (supplementing the Subordinated Indenture dated
              as of September 1, 1999 under which  REI's 2%
              Zero-Premium Exchangeable Subordinated Notes Due
              2029 were issued)

+4(f)         Supplemental Indenture No. 2 dated as of August
              31, 2002, among CNP, REI and The Bank of New York
              (supplementing the Junior Subordinated Indenture dated as of February 15, 1999 under which REI's
              Junior Subordinated Debentures related to REI
              Trust I's 7.20% trust originated preferred securities were issued)

+4(g)         Supplemental Indenture No. 3 dated as of August
              31, 2002 among CNP, REI and The Bank of New York
              (supplementing the Junior Subordinated Indenture dated as of February 1, 1997 under which REI's
              Junior Subordinated Debentures related to 8.125% trust preferred securities issued by HL&P
              Capital Trust I and 8.257% capital securities issued by HL&P Capital Trust II were issued)

+4(h)         Third Supplemental Indenture dated as of August
              31, 2002 among CNP, REI, Reliant Energy Resources
              Corp. ("RERC") and The Bank of New York
              (supplementing the Indenture dated as of June 15, 1996 under which RERC's 6.25% Convertible Junior
              Subordinated Debentures were issued)

+4(i)         Second Supplemental Indenture dated as of August
              31, 2002 among CNP, REI, RERC and JPMorgan Chase
              Bank (supplementing the Indenture dated as of March 1, 1987 under which RERC's 6% Convertible
              Subordinated Debentures due 2012 were issued)

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
+4(j)         Assignment and Assumption Agreement for the
              Guarantee Agreements dated as of August 31, 2002
              between CNP and REI (relating to (i) the
              Guarantee Agreement dated as of February 4, 1997
              between REI and The Bank of New York providing
              for the guaranty of certain amounts relating to
              the 8.125% trust preferred securities issued by
              Trust I and (ii) the Guarantee Agreement dated
              as of February 4, 1997 between REI and The Bank
              of New York providing for the guaranty of
              certain amounts relating to the 8.257% capital
              securities issued by Trust II )

+4(k)         Assignment and Assumption Agreement for the
              Guarantee Agreement dated as of August 31, 2002 between CNP and REI (relating to the Guarantee
              Agreement dated as of February 26, 1999 between REI and The Bank of New York providing for the guaranty of certain amounts relating to the 7.20% Trust Originated Preferred Securities issued by REI Trust I )

+4(l)         Assignment and Assumption Agreement for the
              Expense and Liability Agreements and the Trust
              Agreements dated as of August 31, 2002 between CNP and REI (relating to the (i) Agreement as to Expenses and Liabilities dated as of June 4, 1997 between REI and Trust I, (ii) Agreement as to Expenses and Liabilities dated as of February
              4, 1997 between REI and Trust II, (iii) Trust
              I's Amended and Restated Trust Agreement dated
              February 4, 1997 and (iv) Trust II's Amended and
              Restated Trust Agreement  dated February 4, 1997)

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CENTERPOINT ENERGY, INC.
                                            d/b/a RELIANT ENERGY,
                                            INCORPORATED




Date: September 3, 2002                     By: /s/ Hugh Rice Kelly
                                               ---------------------------------
                                               Executive Vice President, General
                                               Counsel and Corporate Secretary

     Exhibits not incorporated by reference to a prior filing are designated by a cross (+); all exhibits not so designated are incorporated herein by reference to a prior filing of CenterPoint Energy, Inc. as indicated.

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
2(a)(1)       Agreement and Plan of Merger among Reliant         Joint Proxy                  333-69502           Annex A
              Energy, Incorporated ("REI"), CenterPoint          Statement/Prospectus
              Energy, Inc. ("CNP") and Reliant Energy            contained in
              MergerCo, Inc. dated as of October 19, 2001        Registration
                                                                 Statement on Form S-4

3(a)          Amended and Restated Articles of Incorporation     Joint Proxy                  333-69502           Annex B
              of CNP                                             Statement/Prospectus
                                                                 contained in
                                                                 Registration
                                                                 Statement on Form S-4

3(b)          Articles of Amendment to Amended and Restated      Form 10-K for the            333-69502             3.1.1
              Articles of Incorporation of CNP                   year ended
                                                                 December 31, 2001

3(c)          Amended and Restated Bylaws of CNP                 Form 10-K for the            333-69502               3.2
                                                                 year ended
                                                                 December 31, 2001

4(a)          Form of CNP Stock Certificate                      Registration                 333-69502               4.1
                                                                 Statement on Form S-4

4(b)          Statement of Resolution Establishing a Series of   Form 10-K for the            333-69502               3.3
              Shares designated Series A Preferred Stock of CNP  year ended
                                                                 December 31, 2001

4(c)          Rights Agreement dated as of January 1, 2002       Form 10-K for the            333-69502               4.2
              between CNP and JPMorgan Chase Bank, as Rights     year ended
              Agent                                              December 31, 2001

+4(d)         Fifth Supplemental Indenture dated as of August
              31, 2002, among CNP, REI and JPMorgan Chase Bank
              (supplementing the Collateral Trust Indenture dated as of September 1, 1988 pursuant to which REI's Series C Medium Term Notes were issued)

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
+4(e)         Supplemental Indenture No. 2 dated as of August
              31, 2002, among CNP, REI and JPMorgan Chase Bank
              (supplementing the Subordinated Indenture dated
              as of September 1, 1999 under which  REI's 2%
              Zero-Premium Exchangeable Subordinated Notes Due
              2029 were issued)

+4(f)         Supplemental Indenture No. 2 dated as of August
              31, 2002, among CNP, REI and The Bank of New York
              (supplementing the Junior Subordinated Indenture dated as of February 15, 1999 under which REI's
              Junior Subordinated Debentures related to REI
              Trust I's 7.20% trust originated preferred securities were issued)

+4(g)         Supplemental Indenture No. 3 dated as of August
              31, 2002 among CNP, REI and The Bank of New York
              (supplementing the Junior Subordinated Indenture dated as of February 1, 1997 under which REI's
              Junior Subordinated Debentures related to 8.125% trust preferred securities issued by HL&P
              Capital Trust I and 8.257% capital securities issued by HL&P Capital Trust II were issued)

+4(h)         Third Supplemental Indenture dated as of August
              31, 2002 among CNP, REI, Reliant Energy Resources
              Corp. ("RERC") and The Bank of New York
              (supplementing the Indenture dated as of June 15, 1996 under which RERC's 6.25% Convertible Junior
              Subordinated Debentures were issued)

+4(i)         Second Supplemental Indenture dated as of August
              31, 2002 among CNP, REI, RERC and JPMorgan Chase
              Bank (supplementing the Indenture dated as of March 1, 1987 under which RERC's 6% Convertible
              Subordinated Debentures due 2012 were issued)

                                                                    Report or                SEC File or
Exhibit                                                            Registration             Registration          Exhibit
Number        Description                                           Statement                  Number           References
------        -----------                                          ------------             ------------        ----------
+4(j)         Assignment and Assumption Agreement for the
              Guarantee Agreements dated as of August 31, 2002
              between CNP and REI (relating to (i) the
              Guarantee Agreement dated as of February 4, 1997
              between REI and The Bank of New York providing
              for the guaranty of certain amounts relating to
              the 8.125% trust preferred securities issued by
              Trust I and (ii) the Guarantee Agreement dated
              as of February 4, 1997 between REI and The Bank
              of New York providing for the guaranty of
              certain amounts relating to the 8.257% capital
              securities issued by Trust II )

+4(k)         Assignment and Assumption Agreement for the
              Guarantee Agreement dated as of August 31, 2002 between CNP and REI (relating to the Guarantee
              Agreement dated as of February 26, 1999 between REI and The Bank of New York providing for the guaranty of certain amounts relating to the 7.20% Trust Originated Preferred Securities issued by REI Trust I )

+4(l)         Assignment and Assumption Agreement for the
              Expense and Liability Agreements and the Trust
              Agreements dated as of August 31, 2002 between CNP and REI (relating to the (i) Agreement as to Expenses and Liabilities dated as of June 4, 1997 between REI and Trust I, (ii) Agreement as to Expenses and Liabilities dated as of February
              4, 1997 between REI and Trust II, (iii) Trust
              I's Amended and Restated Trust Agreement dated
              February 4, 1997 and (iv) Trust II's Amended and
              Restated Trust Agreement  dated February 4, 1997)